SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K/A
                              AMENDMENT NO. 1

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): December 14, 2004

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

               1-2918                                       61-0122250
         (Commission File Number)                           (I.R.S. Employer
                                                            Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky              41012-0391
   (Address of principal executive offices)                    (Zip Code)

    P.O. Box 391, Covington, Kentucky                           41012-0391
            (Mailing Address)                                   (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 2230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

     This amendment to the Current Report on Form 8-K dated December 14, 2004 and filed December 14, 2004 of Ashland Inc. ("Ashland") is being filed to attach the earnings update press release.



Item 8.01.  Other Events

     On December 14, 2004, Ashland Inc. provided an earnings update for the December quarter, which is discussed in more detail in the press release attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release dated December 14, 2004

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ASHLAND INC.
                                -------------------------------------------
                                                 (Registrant)



Date:  December 16, 2004                /s/ J. Marvin Quin
                                --------------------------------------------
                                Name:     J. Marvin Quin
                                Title:    Senior Vice President and
                                          Chief Financial Officer

                                                               EXHIBIT INDEX

99.1     Press Release dated December 14, 2004